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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2005

                                   BELO CORP.
             (Exact name of registrant as specified in its charter)

             DELAWARE                     1-8598               75-0135890
   (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

                    P.O. Box 655237, Dallas, Texas 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606

                                      None.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.      REGULATION FD DISCLOSURE.

On May 13, 2005, Belo announced that the Audit Bureau of Circulations has released its audit of circulation figures filed by The Dallas Morning News in its Publisher's Statement for the six-month period ended March 31, 2005. The full text of the press release is furnished with this report as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

                Exhibit No.     Description
                -----------     ------------------------------------------------
                99.1            Press Release of Belo Corp. dated May 13, 2005
                                regarding Audit Bureau of Circulations' audit of The Dallas Morning News' circulation.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 13, 2005

                                        BELO CORP.

                                        By:  /s/ Carey Hendrickson
                                             -----------------------------------
                                             Carey P. Hendrickson
                                             Vice President /Investor Relations

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                                INDEX TO EXHIBITS

Exhibit No.     Description
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99.1            Press Release dated May 13, 2005 regarding Audit Bureau of
                Circulations' audit of The Dallas Morning News' circulation.